Exhibit 10.4
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) dated as of, and effective on and as of, December 30, 2005 (the “Amendment Effective Date”) upon satisfaction of the conditions set forth in Section 6 hereof, is among Comstock Resources, Inc., a Nevada corporation (“Borrower”), the financial institutions party hereto, and Bank of Montreal, as administrative agent and as letter of credit issuing bank.
PRELIMINARY STATEMENT
     A. The Borrower has entered into a certain Amended and Restated Credit Agreement dated as of February 25, 2004, among Borrower, the lenders party thereto, Bank of Montreal, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), Bank of America, N.A., as syndication agent, and Comerica Bank, Fortis Capital Corp., and Union Bank of California, N.A., as co-documentation agents, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 31, 2004, and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 16, 2004 (such Amended and Restated Credit Agreement, as so amended and as further amended, restated or supplemented from time to time prior to the date hereof, the “Credit Agreement”).
     B. The Borrower has requested that the lenders party to the Credit Agreement immediately prior to Amendment Effective Date (the “Existing Lenders”) and the Administrative Agent amend and modify the Credit Agreement to allow AmSouth Bank (the “New Lender”) to become a “Lender” party to the Credit Agreement, as set forth herein.
     C. Subject to the terms and conditions of this Third Amendment, the Existing Lenders, New Lender, the Administrative Agent and the Issuing Bank have agreed to enter into this Third Amendment in order to effectuate such amendments and modifications.
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Third Amendment, each capitalized term used in this Third Amendment (including in the preliminary statement above) has the meaning assigned to such term in the Credit Agreement.
     Section 2. Amendment of Credit Agreement.
     (a) The Credit Agreement is hereby amended by deleting the existing Schedule 2.1 to the Credit Agreement and inserting in its place the text contained in Attachment 1 attached to this Third Amendment as the new Schedule 2.1 to the Credit Agreement.
     (b) The Credit Agreement is hereby amended by inserting at the end of the existing Schedule 10.2 to the Credit Agreement the text contained in Attachment 2 attached to this Third Amendment.

     Section 3. AmSouth Bank as a Lender.
     (a) Upon the Amendment Effective Date and by its execution and delivery hereof, New Lender shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if it were an original signatory thereto.
     (b) New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and become a party to the Credit Agreement; (ii) agrees that is has independently and without reliance upon any Existing Lender or the Administrative Agent and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this Third Amendment and the Credit Agreement (and that it will, independently and without reliance upon the Administrative Agent, the Issuing Bank, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement); (iii) represents and warrants that (1) its name set forth herein is its legal name, (2) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Third Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Third Amendment, the Credit Agreement and the Loan Documents, (3) no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith, and (4) this Third Amendment constitutes its legal, valid and binding obligation; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) appoints and authorizes the Issuing Bank to take such action as letter of credit issuing bank on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Issuing Bank by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) represents and warrants that under applicable Laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to New Lender hereunder or under any Loan Document, and no tax forms described in

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Section 3.8 of the Credit Agreement are required to be delivered by New Lender (or if required, such tax forms have been delivered to the Administrative Agent as required under Section 3.8 of the Credit Agreement).
     (c) New Lender hereby advises each other party hereto that its address for notices and its Lending Office shall be as set forth below its name on Schedule 10.2 to the Credit Agreement (as amended hereby).
     Section 4. Increase of Borrowing Base.
     (a) The Borrowing Base shall be increased to $350,000,000 from and after the Amendment Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.
     (b) Both the Borrower, on the one hand, and the Administrative Agent, the Issuing Bank and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 4 constitutes the redetermination of the Borrowing Base with respect to the regularly scheduled Evaluation Date of November 1, 2005 (and shall not constitute a special or discretionary redetermination of the Borrowing Base pursuant to clause (a) of the definition of “Evaluation Date” in Section 1.1 of the Credit Agreement).
     Section 5. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.
     Section 6. Effectiveness. This Third Amendment shall become effective on and as of the Amendment Effective Date upon satisfaction of each of the conditions set forth in this Section 6:
     (a) The Administrative Agent shall have received duly executed counterparts of this Third Amendment from the Borrower, the Issuing Bank and each Lender (including New Lender), and duly acknowledged by each of the Guarantors.
     (b) The Borrower shall deliver to the Administrative Agent on behalf of each Lender (including New Lender) a promissory note dated the Closing Date and payable to each such Lender in a maximum principal amount equal to such Lender’s Percentage Share (as shown on Attachment 1 hereto) of $400,000,000, which Note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by the Existing Lenders prior to the Amendment Effective Date.
     (c) The Borrower shall pay to the Administrative Agent for the account of each Lender (including the New Lender) a fee equal to one-fifth of one percent (0.20%) of the positive difference of (i) each such Lender’s respective Percentage Share immediately after giving effect to this Third Amendment of

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     $350,000,000, minus (ii) each such Lender’s respective Percentage Share immediately prior to the effectiveness of this Third Amendment of $300,000,000.
     (d) The Borrower shall have confirmed and acknowledged to the Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this Third Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Third Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and each Guarantor contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     Section 7. Renewal and Continuation of Existing Loans. Upon the Amendment Effective Date:
     (a) All of the Obligations outstanding under the Credit Agreement as of the Amendment Effective Date shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans outstanding under the Credit Agreement as of the Amendment Effective Date shall hereby become Loans outstanding under the Credit Agreement (as amended hereby).
     (b) In connection herewith, the Existing Lenders hereby sell, assign, transfer and convey, and New Lender hereby purchases and accepts, so much of the Aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Percentage Share of each Lender (including the Existing Lenders and New Lender) shall be as set forth on Schedule 2.1 to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Administrative Agent, the Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender, severally and not jointly, that it has not previously sold, transferred, conveyed or encumbered such interests.
     Section 8. Representations of Existing Lenders. Each Existing Lender, severally and not jointly, represents and warrants to the Administrative Agent, each other Existing Lender

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and New Lender that (1) it has the power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Third Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this Third Amendment, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection in connection herewith or therewith; and (2) this Third Amendment constitutes the legal, valid and binding obligation of such Existing Lender. None of the Administrative Agent, the Issuing Bank or any Existing Lender makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any of its Affiliates or the performance by the Borrower or any of its Affiliates of their respective obligations under the Loan Documents, and none of the Administrative Agent, the Issuing Bank or any Existing Lender assumes any responsibility with respect to any statements, warranties or representations made under or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document other than as expressly set forth above.
     Section 9. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).
     Section 10. Miscellaneous. (a) On and after the Amendment Effective Date, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Third Amendment; (b) the execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Third Amendment.
     Section 11. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC., a Nevada corporation

By: Name:	/s/ ROLAND O. BURNS Roland O. Burns
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDERS:

BANK OF MONTREAL, as Administrative Agent, Issuing Bank and Lender

By:	/s/ MARY LOU ALLEN

Name:	Mary Lou Allen
Title:	Vice President

BANK OF AMERICA, N.A.,

By:	/s/ JEFFREY H. RATHKAMP

Name:	Jeffrey H. Rathkamp
Title:	Principal

FORTIS CAPITAL CORP.

By:	/s/ MICHELE JONES

Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ TROND ROKHOLT

Name: Title:	Trond Rockholt Managing Director

COMERICA BANK

By: Name:	/s/ MARK FUQUA Mark Fuqua
Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ SEAN MURPHY

Name:	Sean Murphy
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ N. BELL

Name:	N. Bell
Title:	Senior Manager

BANK OF SCOTLAND

By:	/s/ KAREN WEICH

Name: Title:	Karen Weich Assistant Vice President

COMPASS BANK

By:	/s/ DOROTHY MARCHAND

Name:	Dorothy Marchand
Title:	Senior Vice President

CALYON NEW YORK BRANCH, as Successor by Consolidation to Credit Lyonnais New York Branch

By: Name:	/s/ MICHAEL WILLIS Michael Willis
Title:	Vice President

By:	/s/ BERTRAND CORD’HOMME

Name:	Bertrand Cord’homme
Title:	Director

HIBERNIA NATIONAL BANK

By:	/s/ NANCY G. MORAGAS

Name:	Nancy G. Moragas
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ ROBERT E. POIRRIER JR.

Name:	Robert E. Poirrier Jr.
Title:	Vice President

NATEXIS BANQUES POPULAIRES

By:	/s/ DONOVAN C. BROUSSARD

Name:	Donovan C. Broussard
Title:	Vice President & Group Manager

By:	/s/ LOUIS P. LAVILLE, III

Name:	Louis P. Laville, III
Title:	Vice President & Group Manager

AMSOUTH BANK

By:	/s/ WILLIAM A. PHILIPP

Name:	William A. Philipp
Title:	Vice President

ACKNOWLEDGMENT BY GUARANTORS
     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Credit Agreement dated as of December 30, 2005 (the “Third Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Third Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Third Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC. COMSTOCK OIL & GAS — LOUISIANA, LLC COMSTOCK OFFSHORE, LLC COMSTOCK OIL & GAS GP, LLC,
By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,
By Comstock Oil & Gas GP, LLC,
its general partner,
By Comstock Resources, Inc., its sole member

By: Name:	/s/ ROLAND O. BURNS Roland O. Burns
Title:	Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:	/s/ ROLAND O. BURNS

Name:	Roland O. Burns
Title:	Manager

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